UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

JUNE 18, 2001

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

CRITICAL PATH, INC.

(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	000-25331 (Commission File Number)	91-1788300 (I.R.S. Employer Identification No.)

532 FOLSOM STREET, SAN FRANCISCO, CALIFORNIA 94105

(Address of principal executive offices)

(415) 808-8800

(Registrant’s telephone number, including area code)

Item 5.    Other Events.

      On June 18, 2001, Critical Path, Inc., a California corporation and the registrant herein, issued a press release announcing the appointment of Stephen C. Richards to the Company’s Board of Directors.

Item 7.    Financial Statements and Exhibits.

      (c) Exhibits.

Exhibit No.	Description

99.1	Press release of Critical Path, Inc. dated June 18, 2001

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRITICAL PATH, INC.

Date: June 20, 2001
/s/ LAWRENCE P. REINHOLD
Lawrence P. Reinhold
Executive Vice-President and Chief Financial Officer

INDEX TO EXHIBITS FILED WITH
THE CURRENT REPORT ON FORM 8-K DATED JUNE 18, 2001

Exhibit	Description

99.1	Press Release of Critical Path, Inc. dated June 18, 2001